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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 5, 2006


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                   0-30121                      22-2050748

(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              OR STANDARD; TRANSFER OF LISTING.

On September 6, 2006, Ulticom, Inc. (the "Company") issued a press release announcing that it has made a submission to the NASDAQ Listing and Hearing Review Council (the "Listing Council") requesting the Listing Council grant a stay of the August 18, 2006 decision of the NASDAQ Listing Qualifications Panel establishing a deadline of September 25, 2006 for the Company to file its annual report for the fiscal year ended January 31, 2006 and quarterly report for the quarter ended April 30, 2006. The Company requested an additional 60-day extension from the Listing Council's decision to make the necessary filings. There can be no assurance that the Listing Council will grant a stay or an extension or that the Company's securities will remain listed on The NASDAQ Stock Market.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01    OTHER EVENTS.

On August 11, 2006, the Company received a subpoena from the Securities and Exchange Commission (the "Commission") requesting information in connection with the Commission's ongoing investigation captioned In re Comverse Technology, Inc. The Company intends to fully comply with this subpoena.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    EXHIBITS:

                  Exhibit No.                   Description
                  -----------                   -----------
                      99.1       Press Release of Ulticom, Inc. dated September
                                 6, 2006
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTICOM, INC.


Date:  September 6, 2006                      By:  /s/ Mark Kissman
                                                  ---------------------------
                                              Name:  Mark Kissman
                                              Title:   Chief Financial Officer













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                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------
   99.1               Press Release of Ulticom, Inc. dated September 6, 2006




























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